EXHIBIT q (ii)

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of the USAA Life Investment Trust, a Delaware statutory trust ("Trust"), constitutes and appoints Eileen M. Smiley, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,   and  other  documents  necessary  or  appropriate  in
connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/S/ KRISTI A. MATUS                         February 25, 2005
------------------------------              ----------------------------------
Kristi A. Matus                             Date
President



On this 25th day of February 2005, before me, Susan Anz, the undersigned Notary Public, personally appeared Kristi A. Matus, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.



WITNESS my hand and official seal

My Commission Expires: 8/18/2008              /S/ SUSAN ANZ
                                              -------------
                                              Notary Public
                                             State of Texas

--------------------------
SUSAN A. ANZ
Notary Public
STATE OF TEXAS
My Comm. Exp. 08-18-2008
--------------------------

                                POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Treasurer of the USAA Life Investment Trust, a Delaware statutory trust ("Trust"), constitutes and appoints Kristi A. Matus, Eileen M. Smiley, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all
amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ DAVID HOLMES                            February 24, 2005
-------------------------------             ---------------------------
David Holmes                                Date
Senior Vice President, Treasurer
(Principal Financial and Accounting Officer)



On this 24th day of February 2005, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared David Holmes, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires: 8/17/2007            /S/ PATRICIA M. MCCLAIN
                                            -----------------------
                                             Notary Public
                                             State of Texas

--------------------------
PATRICIA M. MCCLAIN
Notary Public
STATE OF TEXAS
My Comm. Exp. 08-17-2007
--------------------------


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